UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 7, 2020 (February 4, 2020)

(Date of earliest event reported)

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On February 4, 2020, the Board appointed Mr. Doug Bowden, age 60 as a member of the Company’s Board of Directors.

The biography for Mr. Bowden is set forth below:

Mr. Bowden started his career in the electronics industry, working in a successful family run business, which he purchased with his brother and ran for nearly 20 years. This tech company's success was based on signal processing and monitoring providing hardware and software for broadcasters during the high definition revolution. Bowden sold his business in 2009 and in 2013, Mr. Bowden and his son started Viridis Group, a real estate company centered on buying and remodeling luxury condos in Colorado and Arizona. Through this venture they gained experience in real estate acquisition, design, project and construction management, leasing, finance and sales. With a focus on people, the planet and profits – in that order, Viridis Group has recently adopted the name Bowden Investment Group to reflect the passion for the family business. As such, Mr. Bowden brings extensive experience with multitier investment strategies in real estate, software, and sustainable investments. Mr. Bowden attended the University of South Dakota where he studied business.

Family Relationships

Mr. Bowden is the father of the Company’s Chief Executive Officer and member of board of directors, Andrew Bowden.

Related Party Transactions

Mr. Bowden is co-founder of Viridis Group, dba Bowden Investment Group, a strategic partner of the Company. On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement and Promissory Note with Viridis. A full discussion of all related party transactions can be found in the Form 10 filed with the SEC on June 27, 2019, incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: February 7, 2020	By:	/s/ Andrew Bowden
Andrew Bowden
Chief Executive Officer